SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement		mission Only (as permitted by Rule
☐	Definitive Additional Materials		14a-6(e)(2))
☐	Soliciting Material Under Rule 14a-12

SINA Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT for the 2003 Annual General Meeting of Shareholders September 26, 2003
Time and Place of the Annual General Meeting
Purpose of the Proxy Statement and Proxy Card
Proposals to be Voted on at this Year’s Annual General Meeting
Voting Procedure
Multiple Proxy Cards
Quorum Requirement
Consequences of Not Returning Your Proxy; Broker Non-Votes
Effect of Abstentions
Required Vote
Vote Solicitation; No Use of Outside Solicitors
Vote Tabulation
Publication of Voting Results
Other Business
Proposals for 2004 Annual General Meeting
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Vote Required
Nominees for the Board of Directors
Recommendation of the Board
PROPOSAL NO. 2 ORDINARY RESOLUTION TO INCREASE THE NUMBER OF
AUTHORIZED ORDINARY SHARES FROM 75,000,000 TO 150,000,000
Required Vote
Recommendation of the Board
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Required Vote
Recommendation of the Board
MANAGEMENT
Executive Officers and Directors
Meetings and Committees of the Board of Directors
Director Compensation
AGGREGATED OPTION EXERCISES IN LAST CALENDAR YEAR AND CALENDAR YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
General Compensation Policy
Base Salary
Cash-Based Incentive Compensation
Long-Term Incentive Compensation
Compensation of the Chief Executive Officer
Deductibility of Executive Compensation
Compensation Committee Interlocks and Insider Participation
AUDIT COMMITTEE REPORT
FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
Sun Television Relationship
Agreements Involving BSIT
Indebtedness of Management
Indemnification Agreements
Registration Rights Agreements
STOCK PERFORMANCE GRAPH
COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN* AMONG SINA CORPORATION, THE NASDAQ NATIONAL MARKET COMPOSITE INDEX AND THE MORGAN STANLEY INTERNET INDEX
Section 16 Beneficial Ownership Reporting Compliance
Equity Compensation Plan Information
Other Matters

SINA Corporation

Room 1802
United Plaza, No. 1468
Nanjing West Road
Shanghai 200040
China

Notice of Annual General Meeting of Shareholders

To Be Held September 26, 2003

       On Friday, September 26, 2003, SINA Corporation, a Cayman Islands company (the “Company”), will hold its Annual General Meeting of Shareholders at the Portman Ritz-Carlton Hotel located at 1376 Nanjing Road West, Shanghai, China. The meeting will begin at 10:00 a.m. local time.

      Only shareholders registered in the register of members at the close of business on August 19, 2003 can vote at this meeting or any adjournment that may take place. At the meeting ordinary resolutions will be proposed as follows:

•	The election of two Directors to serve until the 2006 Annual General Meeting.

•	The increase of the Share Capital of the Company by increasing the authorized number of Ordinary Shares, par value $0.133 per share, from 75,000,000 to 150,000,000.

•	The ratification of the appointment of PricewaterhouseCoopers as our independent auditors for the current fiscal year.

•	In addition, the Meeting will transact any other business properly brought before the Meeting.

      You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

      Our Board of Directors recommends that you vote in favor of all of the proposals outlined in this Proxy Statement.

      We cordially invite all shareholders to attend the Annual General Meeting in person. However, a member entitled to attend and vote is entitled to appoint a proxy to attend and, on a poll, vote instead of him and that proxy need not be a member of the Company. Whether or not you expect to attend the Annual General Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual General Meeting. If you send in your proxy card and then decide to attend the Annual General Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. This proxy is to be delivered to SINA Corporation, Room 1802, United Plaza, No. 1468, Nanjing West Road, Shanghai 200040, China not later than 48 hours prior to the meeting.

      At the meeting, we will also report on our business results and other matters of interest to shareholders.

By Order of the Board of Directors,

Charles Chao
Chief Financial Officer and Secretary

Shanghai, China

August 29, 2003

SINA Corporation

Room 1802
United Plaza, No. 1468
Nanjing West Road
Shanghai 200040
China

PROXY STATEMENT

for the
2003 Annual General Meeting of Shareholders
September 26, 2003

       Our Board of Directors is soliciting proxies for the 2003 Annual General Meeting of Shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

      The Board set August 19, 2003 as the record date for the meeting. Shareholders of record who are registered in the register of members on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. 47,820,950 ordinary shares were outstanding on the record date.

      Voting materials, which include this Proxy Statement, a proxy card and the 2003 Annual Report, will be mailed to shareholders on or about August 29, 2003.

      In this Proxy Statement:

•	“We,” “us,” “our,” “SINA” and the “Company” refer to SINA Corporation

•	“Annual General Meeting” or “Meeting” means our 2003 Annual General Meeting of Shareholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission

      On November 4, 2002 our Board of Directors approved a change in the Company’s fiscal year (the “Fiscal Year Change”). The date of our fiscal year end is now December 31 of each year. Previously, our fiscal year end was June 30. Our last full fiscal year on the previous cycle was from July 1, 2001 to June 30, 2002 (“Fiscal 2002”). The change in our fiscal year cycle resulted in a six-month transition period from July 1, 2002 to December 31, 2002 (“Transition 2002”). Our first full fiscal year following Transition 2002 will be from January 1, 2003 to December 31, 2003 (“Fiscal 2003”). As a result the Fiscal Year Change we have filed a transition report for Transition 2002 on Form 10-K, as amended. In order to make the disclosure provided in this Proxy Statement more meaningful, we have generally provided information for the twelve-month period ending December 31, 2002 (“Calendar 2002”). Due to the Fiscal Year Change, this period is technically not our most recently completed fiscal year, nor is it identical to Transition 2002. Nonetheless, we feel providing information for this twelve-month period will allow for more meaningful comparison to our disclosure in prior years. Information for Fiscal 2002 was provided in the Proxy Statement for the 2002 Annual General Meeting of Shareholders which was held on December 16, 2002 (the “2002 Proxy Statement”). You can obtain a copy of the 2002 Proxy Statement by contacting our Investor Relations Department at +86-21-62895678 extension 6089, or visiting our corporate web site at www.corp.sina.com. You may also obtain a copy by contacting the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

      We have summarized below important information with respect to the Annual General Meeting.

Time and Place of the Annual General Meeting

      The Annual General Meeting is being held on Friday, September 26, 2003 at 10:00 a.m. local time at the Portman Ritz-Carlton Hotel located at 1376 Nanjing Road West, Shanghai, China.

      All shareholders who owned shares in the capital of the Company as of August 19, 2003, the record date, may attend the Annual General Meeting.

Purpose of the Proxy Statement and Proxy Card

      You are receiving a Proxy Statement and proxy card from us because you owned shares of our ordinary shares on August 19, 2003, the record date. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

      When you sign the proxy card, you may appoint Charles Chao and Edward Wu as your representatives at the Meeting or such other individual that you choose to name. If you name Charles Chao, our Chief Financial Officer, and Edward Wu, our Vice President and General Counsel, as your representatives at the Meeting, they will vote your shares, as you have instructed them on the proxy card, at the Meeting. This way, your shares will be voted whether or not you attend the Annual General Meeting. Even if you plan to attend the Meeting it is a good idea to complete, sign and return your proxy card in advance of the Meeting in case your plans change.

Proposals to be Voted on at this Year’s Annual General Meeting

      At the meeting ordinary resolutions will be proposed as follows:

•	The election of two Directors to serve until the 2006 Annual General Meeting.

•	The increase of the Share Capital of the Company by increasing the authorized number of Ordinary Shares, par value $0.133 per share, from 75,000,000 to 150,000,000.

•	The ratification of the appointment of PricewaterhouseCoopers as our independent auditors for the current fiscal year.

•	In addition, the Meeting will transact any other business properly brought before the Meeting.

      The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail.

      To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope at least 48 hours prior to the Meeting. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the Meeting.

      We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Meeting. Holding shares in “street name” means your shares in the capital of the Company are held in an account by your stockbroker, bank, or other nominee, and the share certificates and record ownership are not in your name. If your shares are held in “street name” and you wish to attend the Annual General Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual General Meeting.

You may change your mind after you have returned your proxy.

      If you change your mind after you return your proxy, you may revoke your proxy up to two hours before the Meeting or later in the discretion of the Chairman of the Meeting. You may do this by:

•	submitting a notice of revocation,

•	signing another proxy with a later date, or

•	voting in person at the Annual General Meeting.

Multiple Proxy Cards

      If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

      Shares are counted as present at the Meeting if the shareholder either:

•	is present in person at the meeting, or

•	has properly submitted a proxy card.

One-third of our outstanding shares as of the record date must be present at the Meeting (either in person or by proxy) in order to hold the Annual General Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy; Broker Non-Votes

      If your shares are held in your name, you must return your proxy (or attend the Annual General Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm, if it is a registered broker with the New York Stock Exchange (“NYSE”), may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

      Under the NYSE rules that govern NYSE-registered brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a shareholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

      Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

      We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Meeting.

Effect of Abstentions

      Abstentions are counted as shares that are present for the purposes of determining the presence of a quorum, but are not counted as votes for or against any matter submitted to the shareholder for a vote.

Required Vote

      Assuming a quorum is present, the election of each of the two nominees as directors, the increase in share capital and the ratification of the independent accountants will require the affirmative vote of a majority of shares voting either in person or cast by proxy at the Meeting.

Vote Solicitation; No Use of Outside Solicitors

      SINA Corporation is soliciting your proxy to vote your shares at the Annual General Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.

Vote Tabulation

      Votes cast by proxy or in person at the Annual General Meeting will be counted by the Inspector of Elections with the assistance of our transfer agent. The Inspector of Elections will also determine whether a quorum is present at the Annual General Meeting.

      The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual General Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which names Charles Chao and Edward Wu as your representatives and is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

Publication of Voting Results

      We will announce preliminary voting results at the Meeting. We will publish the final results in our quarterly report on Form 10-Q for the quarterly period ending September 30, 2003, which we will file with the Securities and Exchange Commission (the “SEC”). You can obtain a copy by contacting our Investor Relations Department at +86-21-62895678 extension 6089, or visiting our corporate web site at www.corp.sina.com. You may also obtain a copy by contacting the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

      We do not know of any business to be considered at the 2003 Annual General Meeting other than the proposals described in this Proxy Statement. However, because we did not receive notice of any other proposals to be brought before the meeting by June 25, 2003, if any other business is properly presented at the Annual General Meeting, your signed proxy card, gives authority to your proxy to vote on such matters at their discretion.

Proposals for 2004 Annual General Meeting

      We anticipate that our 2004 Annual General Meeting will be held in June 2004. To have your proposal included in our proxy statement for the 2004 Annual General Meeting, you must submit your proposal in writing by January 31, 2004 to Charles Chao, CFO, SINA Corporation, Room 1802, United Plaza, No. 1468 Nanjing West Road, Shanghai 200040, China.

      If you submit a proposal for the 2004 Annual General Meeting after March 31, 2004, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2004 Annual General Meeting will confer discretion on the management proxy holders to vote against your proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      We have nominated two candidates for election to the Board this year. Detailed information on each of the nominees, as well as our other directors and executive officers is provided in the Management Section of this Proxy Statement which begins on page 8.

      Our Articles of Association currently authorize a Board of not less than two directors and the classification of the Board into three classes serving staggered terms. At each annual general meeting, the terms of one class of directors will expire. The directors whose terms expire each year will be those who have been in office the longest since their last election. A director whose term is expiring will remain in office until the close of the meeting at which his or her term expires, and will be eligible for re-election at that meeting. The Company currently has eight directors.

      The Class I directors whose terms expire at the Annual General Meeting are Yongji Duan and Daniel Mao. Daniel Mao, our former CEO, is not seeking re-election as a director. Yan Wang, who was appointed as a director in May 2003, shall become a Class I Director if elected at the Annual General Meeting. Assuming that the size of our board remains between 7 and 8 members, the Class II Directors whose terms expire at our 2004 Annual General Meeting are Daniel Chiang and Ter Fung Tsao. Assuming that the size of our board remains between 7 and 8 members, the Class III directors whose terms expire at our 2005 Annual General Meeting are Pehong Chen, Lip-Bu Tan and Yichen Zhang.

      At the Annual General Meeting, the shareholders will elect a total of two directors, both of whom shall be Class I directors. If elected, these directors will serve until the 2006 Annual General Meeting. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual General Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with our Bylaws. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Vote Required

      Assuming a quorum is present, the election of each of the two nominees as directors will require the affirmative vote of a majority of shares cast in person or cast by proxy at the Meeting. Unless marked otherwise where Charles Chao or Edward Wu is appointed as proxy, proxies received will be voted FOR the election of each of the two nominees named below. In the event that additional persons are nominated for election as directors, where Charles Chao and Edward Wu are appointed as proxy holders, they intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

      The names of the nominees are listed below.

Nominee Names

Yongji Duan

Yan Wang

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR

THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

ORDINARY RESOLUTION TO INCREASE THE NUMBER OF

AUTHORIZED ORDINARY SHARES FROM 75,000,000 TO 150,000,000

      Our current Articles of Association provide that the Share Capital of the Company is US$13,725,000 divided into 75,000,000 ordinary shares of US$0.133 each and 3,750,000 preference shares of US$1.00 each. The Board has unanimously proposed that the Share Capital of the Company be increased to US$23,700,000 divided into 150,000,000 ordinary shares of US$0.133 each and 3,750,000 preference shares of US$1.00 each. The shareholders are being asked to approve the following Ordinary Resolution in accordance with Cayman Islands law:

      THAT the share capital of the Company be increased by US$9,975,000 to US$23,700,000 by creation of an additional 75,000,000 ordinary shares of US$0.133 each such that thereafter the share capital of the Company shall be divided into 150,000,000 ordinary shares of par value US$0.133 each and 3,750,000 preference shares of par value US$1.00 each.

      The purpose of the proposed amendment is to authorize additional Ordinary Shares of the Company, thereby granting the Board the authority to issue additional Ordinary Shares in connection with our acquisition of assets, technologies and businesses that are complementary to our existing business to allow us to take advantage of market opportunities or otherwise respond to competitive pressures, in connection with the raising of additional funds to finance the activities of the Company, or otherwise. The Company has no such plans, proposals or arrangements, written or otherwise, at this time.

      The proposed amendment may have the effect of impeding or frustrating persons seeking to effect a merger or to otherwise gain control of the Company even if such action would be favorable to the interests of the shareholders of the Company, if the newly authorized Ordinary Shares were issued to parties who might vote against such action. The Company does not intend to use the Shares in such a manner, nor would the Company engage in such use, unless its Board of Directors, in its business judgement, deemed such use to be in the best interests of the Company and the Company’s shareholders. The proposed amendment is not being made for such purpose and is not the result of the Company’s knowledge of any specific effort by someone to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. In addition, at this time the Company does not have any plans to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Required Vote

      Assuming a quorum is present, the approval of Proposal No. 2 will require the affirmative vote of a majority of shares cast in person or cast by proxy at the Meeting. Unless marked otherwise where Charles Chao or Edward Wu is appointed as proxy, proxies received will be voted FOR Proposal No. 2.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers as our independent auditors for the current fiscal year which ends on December 31, 2003. PricewaterhouseCoopers has served as our independent auditors since May 20, 1999. In the event that ratification of this selection of accountants is not approved by a majority of the shares of ordinary shares voting at the Annual General Meeting in person or by proxy, the Board will review its future selection of auditors.

      A representative of PricewaterhouseCoopers is expected to be present at the Annual General Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Required Vote

      Assuming a quorum is present, the approval of Proposal No. 3 will require the affirmative vote of a majority of shares cast in person or cast by proxy at the Meeting. Unless marked otherwise where Charles Chao or Edward Wu is appointed as proxy, their proxies received will be voted FOR Proposal No. 3.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

MANAGEMENT

Executive Officers and Directors

      The following table provides information with respect to our executive officers and directors as of June 30, 2003:

Name	Age	Position

Yan Wang	31	Chief Executive Officer and Director
Daniel Chiang	45	Chairman of the Board
Charles Chao	37	Chief Financial Officer
Hurst Lin	38	Chief Operating Officer
Li-Cheng Chang	46	Executive Vice President & Chief Marketing Officer
Pehong Chen	45	Director
Yongji Duan	57	Director
Daniel Mao	39	Director(1)
Lip-Bu Tan	43	Director
Ter Fung Tsao	57	Director
Yichen Zhang	40	Director

(1)	Mr. Mao is not seeking re-election as a member of the Company’s Board of Directors and will cease to be a director upon the expiration of his term at the Annual General Meeting of shareholders to be held September 26, 2003.

      Yan Wang has served as our Chief Executive Officer and director since May 2003. Previously, he served as our President from June 2001 to May 2003, our General Manager of China Operations from September 1999 to May 2001 and as our Executive Deputy General Manager for Production and Business Development in China from April 1999 to August 1999. In April 1996, Mr. Wang founded the SRSnet.com division of Beijing Stone Rich Sight Limited, our wholly-owned subsidiary. From April 1996 to April 1999, Mr. Wang served as the head of our SRS Internet Group. Mr. Wang holds a B.A. in Law from the University of Paris.

      Daniel Chiang has served as a director since March 1999. He served as the President and Chief Executive Officer of Sinanet.com, an Internet content and services company, from June 1996 until it merged into SINA Corporation in March 1999. Mr. Chiang currently serves as our Chairman of the Board. Prior to joining Sinanet.com in June 1996, Mr. Chiang was the President of Trend Micro, Inc., an Internet virus protection and content security company, from December 1993 to May 1996. Mr. Chiang received an M.A. in Political Economy from University of Texas, Dallas and a B.A. in Diplomacy from National Cheng-Chi University in Taiwan.

      Charles Chao has served as our Chief Financial Officer since February 2001. Mr. Chao served as our Executive Vice President from April 2002 to June 2003. From September 1999 to January 2001, Mr. Chao served as our Vice President, Finance. Prior to joining us, Mr. Chao served as an experienced audit manager at PricewaterhouseCoopers, LLP, an accounting firm. Mr. Chao holds a Master of Professional Accounting degree from University of Texas at Austin, an M.A. in Journalism from University of Oklahoma and a B.A. in Journalism from Fudan University in Shanghai, China.

      Hurst Lin co-founded and served as the Vice President of Business Development of Sinanet.com from May 1995 until it merged into SINA Corporation in March 1999. From March 1999 to April 2002, Mr. Lin served as our Vice President of Business Development. Mr. Lin served as our General Manager of U.S. Operations from September 1999 until February 2003 and Executive Vice President of Global Business Development from April 2002 to June 2003. He has served as our Chief Operating Officer since June 2003. Mr. Lin holds an M.B.A. from Stanford University and a B.A. in Engineering from Dartmouth College.

      Li-Cheng Chang has served as our Executive Vice President and Chief Marketing Officer since June 2003. Prior to June 2003, Mr. Chang held a number of positions with the Company including Senior Vice

President of Global Sales and Marketing from March 2002 to June 2003, Vice President of Sales and Marketing from December 2001 to February 2002, and Vice President of Business Alliance in Greater China Region from February 2001 to November 2001. Prior to joining the Company, Mr. Chang served as General Manager at Grey Taiwan for Grey International. Mr. Chang received his Executive M.B.A. from International Business Institute of the Management College of National Taiwan University and a B.A. in Mass Communication from Fu Jen Catholic University in Taiwan.

      Pehong Chen has served as a director since March 1999. Mr. Chen has been the Chief Executive Officer, President and Chairman of the Board of Broadvision, Inc., a software applications company, since May 1993. Prior to founding Broadvision, Mr. Chen was Vice President of MultiMedia Technology at Sybase, Inc., an enterprise software company, from 1992 to 1993. From 1989 to 1992, Mr. Chen founded and was president of Gain Technology, a multimedia software tools company, which was acquired by Sybase. He received a B.S. in Computer Science from National Taiwan University, an M.S. in Computer Science from Indiana University and a Ph.D. in Computer Science from the University of California at Berkeley.

      Yongji Duan has served as a director since August 1997. Mr. Duan also served as a director for Rich Sight Investment Limited, one of our subsidiaries, from May 1993 through May 1999. Mr. Duan has served as a Director of Stone Group Corporation, a holding company, since February 1991 and is now the Chairman of Stone Group Corporation. Mr. Duan has also served as President and Chief Executive Officer of Stone Electronic Technology Limited, a diversified electronics and consumer products company, since 1990 and since May 2002 has served as the Chairman of the Company. Since September 2001, Mr. Duan has served as a director of Sun Media Group Holdings Limited, a holding company. Mr. Duan holds an M.S. in Aeronautics Materials from Beijing Aeronautic College and a B.S. from Qinghua University.

      Daniel Mao has served as a Director since June 2001. Previously, Mr. Mao served as our Chief Executive Officer from June 2001 to May 2003. Prior to June 2001, Mr. Mao has held a number of positions with the Company including Chief Operating Officer from March 1999 to June 1999 and September 1999 to June 2001, Acting Chief Financial Officer from September 1999 to November 1999, and Executive Vice President of Business and Corporate Development from June 1999 to August 1999. Mr. Mao also served as a director from October 1997 to March 1999. Prior to joining us as an officer in March 1999, Mr. Mao was Vice President of Walden International Investment Group, an international venture capital firm, from February 1994 to March 1999. Mr. Mao holds an M.S. in Engineering Economic Systems from Stanford University and a B.S. in Computer Science from Jiaotong University in Shanghai, China.

      Lip-Bu Tan has served as a director since March 1999. Mr. Tan is the Founder and Chairman of Walden International, an international venture capital firm founded in 1984. Mr. Tan is currently a director of Creative Technology Ltd., a multimedia technology company, Centillium Communications, Inc., a semiconductor company, Flextronics International Ltd., an electronics manufacturing services company, Integrated Silicon Solutions, Inc., a semiconductor company, and several other private companies. He holds an M.S. in Nuclear Engineering from the Massachusetts Institute of Technology, an M.B.A. from the University of San Francisco and a B.S. from Nanyang University, Singapore.

      Ter Fung Tsao has served as a director since March 1999. Mr. Tsao has served as Chairman of Standard Foods Corporation (formerly known as Standard Foods Taiwan Ltd.), a packaged food company, since 1986. Before joining Standard Foods Taiwan Ltd., Mr. Tsao worked in several positions within The Quaker Oats Company, a packaged food company, in the United States and Taiwan. Mr. Tsao received a B.S. in Civil Engineering from Cheng Kung University in Taiwan, an M.S. in Sanitary Engineering from Colorado State University, and a Ph.D. in Food and Chemical Engineering from Colorado State University.

      Yichen Zhang has served as a director since May 2002. Since June 2002, Mr. Zhang has been the Deputy Chief Executive Officer of CITIC Capital Markets Holdings Ltd, an investment banking firm. From March 2000 to May 2002, Mr. Zhang served as Executive Director of CITIC Pacific Ltd. From September 1996 to February 2000, he served as Managing Director-Debt Capital Markets for Merrill Lynch (Asia Pacific), Ltd., another investment banking firm. Mr. Zhang holds a B.S. in Computer Science and Engineering from the Massachusetts Institute of Technology.

      There are no family relationships among any of the directors or executive officers of SINA Corporation.

Meetings and Committees of the Board of Directors

      During the period from January 1, 2002 through December 31, 2002, the Board met four times. Each director attended at least 75% of all Board and applicable committee meetings during this time. The Board has a Compensation Committee, an Audit Committee and a Share Administration Committee.

      During 2002, Pehong Chen and Lip-Bu Tan served as members of the Compensation Committee. The Compensation Committee held one meeting during this time. On April 23, 2003, Yongji Duan was appointed as an additional member of the Compensation Committee. The Compensation Committee administers and grants stock options under the Company’s stock option plans to executive officers.

      During 2002, Pehong Chen, Lip-Bu Tan and Ter Fung Tsao served as members of the Audit Committee. The Audit Committee held four meetings during this time. On November 4, 2002, Yichen Zhang replaced Pehong Chen as a member of the Audit Committee. The functions of the Audit Committee are to appoint, compensate and oversee the independent public accountants, oversee the accounting and financial reporting processes, and the internal and external audits of the Company, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities) to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties, to grant pre-approvals of audit services and non-audit services, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention. The Audit Committee has a written charter, which was amended in April 2003 and is attached as Appendix A to this proxy statement.

      During 2002, the Share Administration Committee consisted of Daniel Chiang and Daniel Mao. The Share Administration Committee held four meetings during 2002. The Share Administration Committee grants stock options to non-executive employees under the Company’s stock plans and makes recommendations to the Board regarding these matters. Mr. Mao has been replaced on the Share Administration Committee by Yan Wang.

      The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

      Except for reimbursement for reasonable travel expenses relating to attendance at board meetings and the grant of stock options, our directors, other than Daniel Chiang, are not currently compensated for their services as directors but our Articles of Association provide that they may be compensated at the discretion of the directors. Employee directors are eligible to participate in our 1999 Stock Plan and 1999 Employee Stock Purchase Plan. Our non-employee directors are eligible to participate in our 1999 Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan provides for the grant to nonemployee directors of: (1) a nonstatutory share option to purchase 37,500 ordinary shares on the date on which a nonemployee becomes a member of our Board of Directors, and (2) an additional nonstatutory share option to purchase 15,000 shares on the date of the shareholders’ meeting for each Board member who has served on the board for at least six months. On the date the Meeting, each of Pehong Chen, Yongji Duan, Lip-Bu Tan, Ter Fung Tsao and Yi-Chen Zhang shall receive an additional option to purchase 15,000 shares at the then prevailing market price.

      As compensation for services rendered as the Chairman of the Board, Mr. Chiang received $110,000 for the twelve-month period ending December 31, 2002.

ORDINARY SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth certain information that has been provided to the Company with respect to the beneficial ownership of our ordinary shares as of June 30, 2003 by:

•	each shareholder known to us to own beneficially more than 5% of the ordinary shares;

•	each director;

•	each of our executive officers listed in the Summary Compensation Table in this Proxy Statement; and

•	all our directors and executive officers as a group.

      Percentage of beneficial ownership is based on 47,468,914 ordinary shares outstanding as of June 30, 2003, together with options that are exercisable within 60 days of June 30, 2003 for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC.

	Amount and
	Nature of	Percent of
	Beneficial	Ordinary Shares
Name and Address of Beneficial Owners	Ownership(#)	Outstanding(%)(1)

Entities affiliated with Yongji Duan(2)	8,849,024	18.6
Stone Electronic Technology Limited
27/ F, K. Wah Centre
191 Java Road, North Point
Hong Kong
Entities affiliated with Driehaus Capital Management, Inc.(3)	2,753,327	5.8
25 East Erie
Chicago, IL 60611
Entities affiliated with Lip-Bu Tan(4)	970,234	2.0
Walden International Investment Group
One California Street, 28th Floor
San Francisco, CA 94111
Daniel Chiang(5)	1,819,914	3.8
Ter Fung Tsao(6)	1,179,625	2.5
c/o Helen Hsiao, 8F, Suite 801
136, Jean-Ai Road, SEC. 3
Taipei, Taiwan
Daniel Mao(7)	1,484,038	3.1
Hurst Lin(8)	506,614	1.1
Pehong Chen(9)	91,994	*
BroadVision, Inc. 585 Broadway Redwood City, CA 94063
Charles Chao(10)	169,592	*
Yan Wang(11)	186,207	*
Yichen Zhang 12)	52,500	*
CITIC
26/ F CITIC Tower
1 Tim Mei Avenue, Central
Hong Kong
All directors and executive officers as a group (11 persons)(13)	15,318,992	31.1

*	Less than one percent of the outstanding ordinary shares.

(1)	For each named person, the percentage ownership includes ordinary shares which the person has the right to acquire within 60 days after June 30, 2003. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. Beneficial ownership calculations for 5% stockholders are based solely on publicly-filed Schedule 13D’s or 13G’s, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2002.

(2)	Includes 8,706,524 shares held by Sun Stone Media Group Limited (“SSMG”) for whom Mr. Duan serves as a director and 142,500 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003. Mr. Duan disclaims beneficial ownership of the shares in which he has no pecuniary interest. The address for SSMG is 11F/ A 1110, Hanwei Plaza, No. 7, Guanghua Road, Beijing, People’s Republic of China.

(3)	Beneficial ownership calculation is based solely on a review of Schedule 13G filings made with the Securities and Exchange Commission. Such filings set forth beneficial ownership as of December 31, 2002.

(4)	Represents the shares owned by the entities affiliated with Lip-Bu Tan, a director of SINA Corporation, as follows:

•	251,298 shares held by China Walden Venture Investments Ltd.

•	74,307 shares held by CWV Investment, L.P. (Mr. Tan is a director of and owns an interest in China Walden Management Ltd, which is a general partner of CWV Investments, L.P. and serves as fund manager for China Walden Venture Investments Ltd. The address for both entities is 1501 CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong).

•	18,359 shares held by InfoTech Ventures, Ltd.

•	29,338 shares held by WIIG Global Ventures Pte, Ltd. (Mr. Tan is a director of and owns an interest in Walden International Investment Group(s) Pte. Ltd., which serves as a fund manager for InfoTech Ventures, Ltd. and WIIG Global Ventures Pte, Ltd. The address for both entities is 396 Alexandra Road, #16-03 BP Tower, Singapore 119954.)

•	220,245 shares held by Pacven Walden Ventures III, L.P.

•	260,342 shares held by Pacven Walden Ventures IV, L.P.

•	5,019 shares held by Pacven Walden Ventures IV Associates Fund, L.P. (Mr. Tan is a director of and owns an interest in Pacven Walden Management Co. Ltd., which is a general partner of the general partners of Pacven Walden Ventures III, L.P., Pacven Walden Ventures IV, L.P., and Pacven Walden Ventures IV Associates Fund, L.P. Address for these entities is One California Street, 28th Floor, San Francisco, CA 94111).

•	32,279 shares held by Seed Ventures II Limited. (Mr. Tan is a director of and owns an interest in Seed Ventures Management, which serves as a fund manager for this entity. The address for this entity is 396 Alexandria Road, #16-03 BP Tower, Singapore 119954).

Mr. Tan shares voting and investment power with respect to the shares held by the entities described above. He disclaims beneficial ownership of the shares in which he has no pecuniary interest. Also includes 11,547 shares held by a trust controlled by Mr. Tan and 67,500 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(5)	Includes 10,972 shares held by his wife, 375,000 shares held DEPM Investors, L.P. where Mr. Chiang and his wife serve as general partners, 169,471 shares held by Fongnien Daniel Chiang 1999 Grantor Retained Annuity Trust and 376,291 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(6)	Includes 67,500 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(7)	Includes 583,332 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(8)	Includes 6,251 shares subject to repurchase upon cessation of employment and 120,028 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(9)	Includes 43,732 shares held by a trust controlled by Mr. Chen and 48,262 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(10)	Includes 169,189 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(11)	Consists of 186,207 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(12)	Consists of 52,500 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

(13)	Consists of 1,822,739 shares issuable upon exercise of options exercisable within 60 days of June 30, 2003.

Except as otherwise indicated, the address of each person listed in the table is SINA Corporation, Room 1802, United Plaza, No. 1468 Nanjing West Road, Shanghai 200040, China, Attention: Corporate Secretary. The persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to community property laws where applicable.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows the compensation earned by (a) the individual who served as the Company’s Chief Executive Officer during Calendar 2002 and (b) the three other individuals who served as an executive officer of the Company during Calendar 2002 (collectively the “Named Executive Officers”). Information is also provided for the fiscal years ended June 30, 2000 and June 30, 2001.

Summary Compensation Table

							Long-Term
							Compensation
							Awards
			Annual Compensation
							Securities
					Other Annual		Underlying	All Other
Name and Principal Position	Year		Salary($)	Bonus($)	Compensation($)		Options(#)	Compensation($)

Daniel Mao(1)	2002	(2)	289,583	131,250	—		2,000,000	33,000	(3)
Chief Executive Officer	2001		232,500	23,650	—		375,000	—
and Director	2000		175,000	—	—		—	—
Yan Wang(4)	2002	(2)	144,980	23,196	—		240,000	8,481	(5)
President	2001		101,449	17,174	—		70,000	4,348	(5)
	2000		48,309	7,246	—		108,000	3,261	(5)
Charles Chao	2002	(2)	190,000	60,800	23,486	(6)	180,000	27,500	(7)
Executive Vice	2001		155,833	10,196	60,491	(6)	186,250	110,147	(8)
President and Chief	2000		—	—	—		—	—
Financial Officer
Hurst Lin(9)	2002	(2)	175,000	47,394	—		180,000	—
Executive Vice	2001		172,192	8,999	—		70,000	—
President, Global	2000		108,749	—	—		150,000	—
Business Development

(1)	Mr. Mao ceased to be an employee of the Company as of May 2003.

(2)	The information for 2002 is provided for Calendar 2002, the twelve-month period ending December 31, 2002. Due to the Fiscal Year Change we are providing information for this period instead of for Fiscal 2002. Information for Fiscal 2002 can be found in our 2002 Proxy Statement.

(3)	Mr. Mao received this amount as a housing allowance.

(4)	Mr. Wang was appointed Chief Executive Officer of the Company in May 2003.

(5)	Mr. Wang received these amounts as a housing allowance.

(6)	Mr. Chao received this amount as a tax reimbursement payment.

(7)	Mr. Chao received this amount as a housing allowance.

(8)	The Company forgave a loan equal this amount as a bonus to Mr. Chao for his appointment as Chief Financial Officer.

(9)	Mr. Lin was appointed Chief Operating Officer of the Company in June 2003.

Employment Agreements

      In connection with Mr. Mao’s cessation of duties as Chief Executive Officer in May 2003, in accordance with his employment agreement with the Company, the Company and Mr. Mao entered into an Agreement and Mutual Release pursuant to which Mr. Mao received the following severance benefits in connection with his termination and in consideration for his release of all claims against the Company: (1) Mr. Mao will be paid his then-current monthly salary of $25,000, and will continue to receive comparable health insurance benefits, through May 31, 2005; (2) The vesting of any unvested stock option or shares of restricted stock held by Mr. Mao as of the date he ceased to be the Chief Executive Officer will continue to vest through May 31, 2005 in accordance with existing vesting schedules related to such stock options or restricted stock;

(3) Mr. Mao received a lump sum payment of $70,000 reflecting a bonus payable to him under the terms of his Employment Agreement; and (4) the Company continued to reimburse Mr. Mao for the cost of his Beijing apartment for a period of four months following his cessation of duties.

      We have entered into employment agreements with Charles Chao and Yan Wang.

      Mr. Chao is a party to an Employment Agreement dated June 1, 2002 which provides, among other things, that Mr. Chao will receive certain severance benefits if he is terminated without cause or constructively terminated.

      Yan Wang is a party to a Labor Contract entered into on September 23, 1999 and amended on April 6, 2000. The contract terminates on September 22, 2003. Under the contract, the Company and Yan Wang may only terminate the contract for limited, delineated reasons akin to cause. In addition, under the contract, Yan Wang agrees to transfer his interest in the entity that operates the Company’s website in China upon his termination to the Company, or group of employees selected by the Company.

Change of Control Agreements

      On November 27, 2000, the Company entered into change of control agreements with Daniel Mao, Yan Wang and Hurst Lin. On February 1, 2001 the Company entered into a change of control agreement with Charles Chao. In these agreements, the Company agreed to accelerate the vesting of all of these employees’ (or former employee, in the case of Mr. Mao) options upon a change of control in which the successor corporation does not assume such outstanding options. In addition, in connection with a termination without cause or resignation for good reason (as defined in the agreements) following a change of control, these employees will be entitled to a lump sum payment equal to their annual salary and projected bonus as well as a pro-rated amount of their bonus for the calendar or fiscal year of such departure.

OPTION GRANTS IN LAST CALENDAR YEAR

      The following table sets forth certain information for the twelve-month period ended December 31, 2002 with respect to grants of stock options to each of the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during Calendar 2002. All options granted by us during Calendar 2002 were granted under our 1999 Stock Plan and 1999 Executive Stock Option Plan. We granted options to purchase ordinary shares equal to a total of 3,221,800 shares during Calendar 2002. Options were granted at an exercise price equal to the fair market value of our ordinary shares.

      These options have a term of 10 years, but are subject to earlier termination in connection with termination of employment. Optionees may pay the exercise price by cash, check, or delivery of already-owned ordinary shares in the capital of the Company. Options granted to the Named Executive Officers vest over a four-year term ratably on a monthly basis. For a discussion of treatment of certain options in the event of a change in control transaction, see the discussion under “Change of Control Agreements” above.

      Potential realizable values are net of exercise price before taxes, and are based on the assumption that our ordinary shares appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the 10-year term. These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth. Actual gains, if any, on stock option exercises will be dependent on the future performance of our ordinary shares. Unless the market price of the ordinary shares appreciates over the option term, no value will be realized from the option grants made to executive officers.

	Individual Grants				Potential Realizable Value
					at Assumed Annual Rates
	Number of				of Stock Price
	Securities	Percent of Total	Exercise		Appreciation
	Underlying	Options Granted	of Base		for Option Term
	Options(1)	to Employees in	Price	Expiration
Name	Granted(#)	Fiscal Year(%)	($/sh)	Date	5%($)	10%($)

Daniel Mao(2)	2,000,000	62.0%	1.68	6/4/12	2,113,086	5,354,975
Chief Executive Officer and Director
Yan Wang(3)	240,000	7.4%	1.88	8/14/12	283,757	719,097
President
Charles Chao	180,000	5.6%	1.88	8/14/12	212,818	539,322
Executive Vice President and Chief Financial Officer
Hurst Lin(4)	180,000	5.6%	1.88	8/14/12	212,818	539,322
Executive Vice President, Global Business Development

(1)	Information is provided for Calendar 2002, the twelve-month period ending December 31, 2002. Due to the Fiscal Year Change we are providing information for this period instead of for Fiscal 2002. Information for Fiscal 2002 can be found in our Proxy Statement for the 2002 Annual General Meeting of Shareholders.

(2)	Mr. Mao ceased to be an employee of the Company as of May 2003

(3)	Mr. Wang was appointed Chief Executive Officer of the Company in May 2003

(4)	Mr. Lin was appointed Chief Operating Officer of the Company in June 2003

AGGREGATED OPTION EXERCISES IN LAST CALENDAR YEAR

AND CALENDAR YEAR-END OPTION VALUES

      The following table provides certain information with respect to stock options exercised by the Named Executive Officers during the twelve-month period that ended on December 31, 2002. The table also provides the number of shares covered by stock options as of December 31, 2002, and the value of “in-the-money” stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2002. No stock appreciation rights were outstanding during the last year.

Value of
Unexercised
			Number of	In-the-Money
	Shares		Unexercised Options	Options at
	Acquired on	Value	at Year End(1)(#)	Year End(1)($)
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable(2)

Daniel Mao(3) Chief Executive Officer and Director	-0-	-0-	624,999/1,750,001	2,989,995/8,435,005
Yan Wang(4) President	-0-	-0-	179,040/358,960	411,601/1,551,449
Charles Chao Executive Vice President and Chief Financial Officer	-0-	-0-	164,318/318,182	546,534/1,404,473
Hurst Lin(5) Executive Vice President, Global Business Development	-0-	-0-	68,541/241,459	285,501/1,091,349

(1)	Information is provided for Calendar 2002, the twelve-month period ending December 31, 2002. Due to the Fiscal Year Change we are providing information for this period instead of for Fiscal 2002. Information for Fiscal 2002 can be found in our Proxy Statement for the 2002 Annual General Meeting of Shareholders

(2)	Based on the $6.50 per share closing price of our ordinary shares on The Nasdaq Stock Market on December 31, 2002 less the exercise price of the options.

(3)	Mr. Mao ceased to be an employee of the Company as of May 2003

(4)	Mr. Wang was appointed Chief Executive Officer of the Company in May 2003

(5)	Mr. Lin was appointed Chief Operating Officer of the Company in June 2003

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation and Audit Committee reports and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      During the twelve-month period ended December 31, 2002, the Compensation Committee of our Board of Directors (the “Committee”) consisted of Mr. Pehong Chen and Mr. Lip-Bu Tan. The members of the Compensation Committee are independent non-employee directors.

      The following is a report of Committee describing the compensation policies applicable to the Company’s executive officers during the twelve-month period ended December 31, 2002. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. It also administers the granting of options to executive employees under the Company’s stock option plans. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

      Under the supervision of the Board of Directors, the Company’s compensation policy is designed to attract and retain qualified key executives critical to the Company’s growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive’s compensation contingent upon the Company’s performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and the Company’s shareholders.

      The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

      The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual’s performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

      Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company’s success in achieving specific company-wide goals.

Long-Term Incentive Compensation

      The Company has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term shareholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company’s shareholders. Factors considered in making such awards include the individual’s position in the Company, his or her performance and responsibilities, and comparability considerations.

      Each option grant allows the executive officer to acquire shares of ordinary shares at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with the Company, although exceptions may be made when deemed necessary or appropriate. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company’s service, and then only if the market price of the ordinary shares appreciates over the option term. In addition to the stock option plans, executive employees are eligible to participate in the Company’s 1999 Employee Stock Purchase Plan.

Compensation of the Chief Executive Officer

      Daniel Mao was the Company’s Chief Executive Officer during Calendar 2002.

      The factors discussed above in “Base Salaries,” “Cash-Based Incentive Compensation,” and “Long-Term Incentive Compensation” were also applied in establishing the amount of Mr. Mao’s salary and stock option grant. Significant factors in establishing Mr. Mao’s compensation include his performance and responsibilities, and comparability considerations. Mr. Mao’s base salary for the twelve-month period ended December 31, 2002 was $289,583. Mr. Mao received $131,250 in cash-based incentive compensation based on achievement by the Company of quarterly performance metrics set by the Board. In addition, he received a housing allowance of $33,000.

Deductibility of Executive Compensation

      The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company’s Executive Plan and 1999 Executive Stock Plan to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Compensation Committee:

Pehong Chen
Lip-Bu Tan
Yongji Duan

Compensation Committee Interlocks and Insider Participation

      No member of the compensation committee serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee. See “Related Party Transactions” for a description of transactions between the Company and entities affiliated with the members of the compensation committee.

AUDIT COMMITTEE REPORT

      During the twelve-month period ended December 31, 2002, the audit committee of the Company’s board of directors (the “Audit Committee”) consisted of three non-employee directors, Lip-Bu Tan, Ter Fung Tsao and Yichen Zhang, each of whom has been determined to be independent as defined by the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the board of directors, which was amended in April 2003 and is attached to this Proxy Statement as Appendix A.

      The audit committee selects, subject to stockholder ratification, the accounting firm to be engaged as the Company’s independent auditors, currently PricewaterhouseCoopers, LLC.

      The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The audit committee is responsible for monitoring and overseeing these processes.

      The Audit Committee held four meetings during the calendar year that ended December 31, 2002. The meetings were designed to facilitate and encourage communication between the Audit Committee, management, the internal auditors and our independent public accountants, PricewaterhouseCoopers, LLC. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal year 2002 with management and the independent accountants.

      The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

      The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers, LLC as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers, LLC the issue of its independence from SINA Corporation and considered whether the non-audit services provided by the independent auditors are compatible with maintaining its independence.

      Based on its discussion with management and the independent auditors, and its review of the audited consolidated financial statements, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Transition Report on Form 10-K for the six-month period ended December 31, 2002

Submitted by the Audit Committee of the Company’s Board of Directors:

Lip-Bu Tan
Ter Fung Tsao
Yichen Zhang

FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT AUDITORS

      For the Transition 2002, the six-month period ending December 31, 2002, as well as our two prior full fiscal years ending on June 30, 2002 and June 30, 2001, respectively, PricewaterhouseCoopers, LLC, our independent auditor and principal accountant, billed the fees set forth below. The audit committee of the Board of Directors has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining its independence, and affirmatively approved the provision of such non-audit services by PricewaterhouseCoopers, LLC.

	Six-Month	Fiscal Year	Fiscal Year
	Period Ending	Ending	Ending
	December 31,	June 30,	June 30,
	2002	2002	2001

Audit Fees	200,000	200,000	200,000
Audit-Related Fees	45,000	35,000	—
Tax Fees	12,900	19,184	22,750
All Other Fees	—	—	—

CERTAIN TRANSACTIONS

      Certain employment and compensation arrangements between the Company and its directors and executive officers are described under “Compensation of Executive Officers,” “Director Compensation,” “Employment Agreements,” and “Change of Control Agreements.”

Sun Television Relationship

      Mr. Bruno Wu, former co-Chairman of the Company, has served as the Executive Chairman and Chief Executive Officer of Sun Media Group Holdings Limited (“Sun Media”), and his wife, Ms. Lan Yang, is the Chairman and Chief Executive Officer of Sun Media. On September 28, 2001, SINA Corporation completed its acquisition of 2,028,122,000 ordinary shares of Sun Media, representing approximately 29% of Sun Media, from Ms. Yang for $7.9 million in cash and 4,592,944 newly issued SINA ordinary shares. An additional 3,280,674 newly issued SINA ordinary shares were to be issued to Ms. Yang over the next 18 months upon the achievement of certain performance targets by Sun Media as provided in the Share Purchase Agreement dated September 12, 2001. The receipt of this contingent consideration was, however, waived by Ms. Yang in April 2002 pursuant to an amendment to the original Share Purchase Agreement. In addition, as provided for in the Share Purchase Agreement, $4.0 million of the cash consideration has been retained by SINA to satisfy Ms. Yang’s commitment to lend such amount to SINA in accordance with the terms of a loan agreement between SINA and Ms. Yang. In turn, SINA lent the amount of $4.0 million to Sun Media in accordance with the terms of a loan agreement between SINA and Sun Media. In April 2002, both loan facilities were terminated through mutual agreements and all the accrued interests on the loans were waived. As a result, Sun Media repaid $4.0 million directly to Ms. Yang. As part of the acquisition, we will work with Sun Media to cross-sell, cross-promote and develop and syndicate content for broadband and cross-media. As part of the transaction, Mr. Wu became a director and co-chairman of the board of directors of SINA and is entitled to a fee of $100,000 on an annualized basis for his consulting service to SINA in accordance with the terms of a consultancy agreement between SINA and Mr. Wu. In April 2002, Mr. Wu resigned as a director of the Company and the consultancy agreement was terminated.

Agreements Involving BSIT

      Our subsidiary Beijing SINA Information Technology Co., Ltd. (formerly known as Beijing Stone Rich Sight Information Technology Co., Ltd.) (“BSIT”), has entered into a loan agreement with Wang Zhidong, our former President, Chief Executive Officer and Director, and a loan agreement with Yan Wang, our former President and current Chief Executive Officer, pursuant to which we agreed to provide Wang Zhidong an interest-free loan of RMB700,000 and Yan Wang an interest-free loan of RMB300,000, for the purposes of providing capital to Beijing SINA Internet Information Services Co., Ltd. (the “ICP Company”), an Internet content provider that operates the Company’s website in China. Prior to his departure, Wang Zhidong owned 70% of outstanding shares of the ICP Company and the other 30% of the outstanding shares of the ICP Company were owned by Yan Wang. Pursuant to his departure, Wang Zhidong entered into a share transfer agreement dated August 15, 2001 whereby he transferred his entire ownership in the ICP Company to Daniel Mao, our former Chief Executive Officer, and four non-executive employees of BSIT. With BSIT’s consent, Wang Zhidong transferred his repayment obligation of the RMB700,000 loan, which he borrowed from BSIT for purposes of setting up the ICP Company, to Daniel Mao, our former Chief Executive Officer, and four non-executive employees of BSIT. Pursuant to the Debt Transfer and Assumption Agreement dated August 15, 2001, Daniel Mao assumed RMB300,000 of the loan from Wang Zhidong and each of the four employees assumed RMB100,000 of such loan. On August 16, 2001, BSIT, entered into a Repayment Agreement with Mr. Mao, Yan Wang and the four non-executive BSIT employees. Pursuant to the Repayment Agreement, these employees agreed to transfer their ownership in the ICP Company to any person specified by BSIT so long as such transfer would not violate Chinese law. Mr. Mao transferred all rights and obligations with respect to such Repayment Agreement to two non-executive employees immediately following his departure as Chief Executive Officer.

      In addition, BSIT has agreed to provide Yan Wang interest free loans of RMB750,000 for purposes of setting up Beijing SINA Interactive Advertising Co., Ltd., (the “Ad Company”), and RMB300,000 for purposes of setting up Guangdong SINA Internet Information Service Co., Ltd., or GSIIS. The Ad Company is 75% owned by Mr. Wang and 25% owned by BSIT, GSIIS is 10% owned by Mr. Wang and 90% owned by five non-executive employees of BSIT.

Indebtedness of Management

      On June 17, 1999, we granted Daniel Mao, our former Chief Executive Officer, an option to purchase 900,000 of our ordinary shares at an exercise price of $.6667 per share under our 1999 Stock Plan. This option was immediately exercisable subject to our right to repurchase at cost any shares that remain unvested upon cessation of employment. In connection with the exercise of this option on July 28, 1999, we provided a loan to Mr. Mao, pursuant to a full recourse note, in the principal amount of $600,000 with an interest rate of 5.74% per annum, due on July 28, 2004. This loan has not been amended since its issuance. The entire principal amount of this loan, plus accrued interest was repaid in May 2003.

      On August 31, 1999, we granted Hurst Lin, our current Executive Vice President of Global Business Development, an option to purchase 150,000 of our ordinary shares at an exercise price of $1.00 per share under our 1999 Stock Plan. This option was immediately exercisable subject to our right to repurchase at cost any shares that remain unvested upon cessation of employment. In connection with the exercise of this option on September 30, 1999, we provided a loan to Mr. Lin, pursuant to a full recourse note, in the principal amount of $150,000 with an interest rate of 5.87% per annum, due on September 30, 2004. This loan has not been amended since its issuance. The entire principal amount of this loan, plus accrued interest was repaid in August 2003.

      BSIT, one of our subsidiaries, agreed to provide Yan Wang, our former President and current Chief Executive Officer, an interest-free loan of RMB300,000 for purposes of providing capital to the ICP Company in 1999, an interest-free loan of RMB300,000 for purposes of providing capital to GSIIS, in 2001 and an interest-free loan of RMB750,000 for the purposes of providing capital to the Ad Company in 1999. The entire principal amount of each of these loans is currently outstanding.

      BSIT has agreed to provide Wang Zhidong, an interest-free loan of RMB700,000 for purposes of providing capital to the ICP Company. As a result of the transfer of shares of the ICP Company from Wang Zhidong to Mr. Mao and the four non-executive employees of BSIT, Mr. Mao assumed RMB300,000 of the loan from Wang Zhidong and each of the four employees assumed RMB100,000 of such loan in August 2001. Mr. Mao transferred all rights and obligations with respect to such Repayment Agreement to two non-executive employees immediately following his departure as Chief Executive Officer. The entire principal amount of each of these loans is currently outstanding.

Indemnification Agreements

      We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Registration Rights Agreements

      Some of our shareholders are entitled to have their shares registered by us for resale.

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return data for the Company’s shares since April 13, 2000 the date on which the Company’s shares were first registered under Section 12 of the Securities Exchange Act of 1934, (as amended) and ending on June 30, 2003, to the cumulative return over such period of (i) the The Nasdaq National Market Composite Index and (ii) the Morgan Stanley Internet Index (“MOX”). The graph assumes that $100 was invested on April 13, 2000 in the ordinary shares of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the ordinary shares of the Company at a per share price of $17.00, the price to which such shares were first offered to the public by the Company on the date of its initial public offering. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*

AMONG SINA CORPORATION, THE NASDAQ NATIONAL MARKET COMPOSITE INDEX
AND THE MORGAN STANLEY INTERNET INDEX

*	Assumes $100 invested on April 13, 2000 in stock or index, including reinvestment of dividends.

	4/13/2000	6/30/2000	12/29/2000	6/29/2001	12/31/2001	6/28/2002	12/31/2002	6/30/2003

SINA Corporation	$100.00	$150.71	$18.35	$9.35	$9.29	$10.29	$38.24	$119.12
Nasdaq Composite Index	$100.00	$103.30	$64.34	$56.27	$50.80	$38.11	$34.78	$42.27
Morgan Stanley Internet Index	$100.00	$90.01	$34.80	$23.72	$16.76	$9.18	$9.57	$13.24

Section 16 Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s ordinary shares (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s ordinary shares. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during the year that ended December 31, 2002 all Reporting Persons complied with all applicable filing requirements.

Equity Compensation Plan Information

      The following table gives information about our ordinary shares that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of June 30, 2003, including the Sinanet.com 1997 Stock Plan, SRS International Ltd. 1997 Stock Option Plan, 1999 Stock Plan, 1999 Executive Stock Plan, 1999 Directors’ Stock Plan and 1999 Employee Stock Purchase Plan.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities to	Weighted Average	Under Equity
	be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of Outstanding	Outstanding	(excluding securities
	Options, Warrants and	Options, Warrants	reflected in
	Rights	and Rights	Columns(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders	7,099,290 (1)	$6.563	5,489,229	(2)(3)
Equity compensation plans not approved by shareholders	—	N/A	—
TOTAL	7,099,290	$6.563	5,489,229

(1)	Excludes purchase rights accruing under the 1999 Employee Stock Purchase Plan (“the Purchase Plan”). Under the Purchase Plan, eligible employees may purchase ordinary shares at semi-annual intervals at a purchase price per share equal to 85% of the lower of (i) the fair market value of the ordinary shares on an employee’s entry date into an offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.

(2)	Includes shares available for future issuance under the Purchase Plan. The Purchase Plan, designed to comply with Internal Revenue Code Section 423, includes an “evergreen” feature, which provides for an automatic annual increase in the number of shares available under the plan equal to the lesser of 600,000 shares, 0.5% of the ordinary shares outstanding on the last day of the immediately preceding fiscal year, or such lesser number of shares as is determined by the Board of Directors.

(3)	Includes shares available for future issuance under the 1999 Stock Option Plan (the “1999 Plan”). The 1999 Plan includes an “evergreen” feature, which provides for an automatic annual increase in the number of ordinary shares available under the plan on the first day of each of the fiscal years through 2005, equal to the lesser of 750,000 shares, 3% of our outstanding ordinary shares on the last day of the immediately preceding fiscal year, or a lesser number of shares determined by the Board of Directors.

Other Matters

      The Board of Directors knows of no other business that will be presented to the Annual General Meeting. If any other business is properly brought before the Annual General Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

      It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Charles Chao
Chief Financial Officer and Secretary

Shanghai, China

August 29, 2003

APPENDIX A

SINA CORPORATION

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purpose and Powers

      The purpose of the Audit Committee established by this charter will be to oversee the accounting and financial reporting processes, and the internal and external audits of Sina Corporation (the “Company”), to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to appoint, compensate and oversee the Company’s independent accountants, to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities) to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties, to grant pre-approvals of audit services and non-audit services, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

      The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

      The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual General Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

Membership

      The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the “Exchange Act”), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations.

Meetings

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

Responsibilities

      To fulfill its responsibilities and duties, the Audit Committee shall:

1. Appoint the independent accountants for ratification by the stockholders and approve the compensation of and oversee the independent accountants.

2. Review the plan for and the scope of the audit and related services at least annually.

3. Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable auditor rotation rules.

4. Pre-approve all audit services and permitted non-audit services to be provided by the independent accountants as required by the Exchange Act.

5. Review with finance management and the independent accountants at the completion of the annual audit:

a. The Company’s annual financial statements and related footnotes;

b. The independent accountant’s audit of the financial statements;

c. Any significant changes required in the independent accountant’s audit plan;

d. Any serious difficulties or disputes with management encountered during the course of the audit;

e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

6. Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

7. Ensure the receipt of, and review, a written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

8. Review with the Company’s independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

9. Review with finance management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

10. Review and discuss with finance management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

11. Oversee the adequacy of the Company’s system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

12. Oversee the Company’s compliance with SEC requirements for disclosure of accountant’s services and Audit Committee members and activities.

13. Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

14. Review and approve all related party transactions other than compensation transactions.

15. Review the annual and quarterly reports of the Company with finance management and the independent accountants prior to filing of the reports with the SEC.

16. Periodically discuss with the independent accountants, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

17. Review and discuss with finance management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

18. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

19. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

      Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

Reports

      The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual General Meeting of Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SINA CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 26, 2003

     The undersigned shareholder of SINA Corporation, a Cayman Islands company, (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 29, 2003, and hereby appoints Charles Chao and Edward Wu or either of them, OR                               , (shareholder to fill in only if shareholder chooses a person other than Charles Chao or Edward Wu as proxy) proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SINA Corporation to be held on Friday, September 26, 2003 at 10 a.m., local time, at the Portman Ritz-Carlton Hotel located at 1376 Nanjing Road West, Shanghai, China and at any adjournment or postponement thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	ELECTION OF DIRECTORS:

____ FOR all nominees listed below (except as indicated).

____ WITHHOLD authority to vote for all nominees listed below.

     If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

Yongji Duan

Yan Wang

2.	ORDINARY RESOLUTION TO INCREASE THE NUMBER OF AUTHORIZED ORDINARY SHARES FROM 75,000,000 TO 150,000,000:

____FOR      ____AGAINST      ____ABSTAIN

3.        PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITORS OF THE COMPANY:

____FOR      ____AGAINST      ____ABSTAIN

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, WHERE CHARLES CHAO OR EDWARD WU ARE THE PROXY HOLDERS, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR THE ORDINARY RESOLUTION TO INCREASE THE NUMBER OF AUTHORIZED ORDINARY SHARES FROM 75,000,000 TO 150,000,000; AND (3) FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Date:
Signature

Date:
Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. This Proxy is to be delivered to SINA Corporation in the enclosed envelope not later than 48 hours prior to the meeting. If you change your mind after you return your proxy, you may revoke your proxy up to 2 hours before the meeting.)